CenterState

Banks of Florida, Inc.

CenterState
Banks of Florida, Inc.

1 NASDAQ: CSFL May 2006 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks of
Florida, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.

3 Franchise Overview

CenterState
Banks of Florida, Inc.

CenterState
Banks of Florida, Inc.

Corporate Profile
•
Headquartered in Winter Haven, Florida
•
Nasdaq Symbol: CSFL
•
Company formed: June 2000
•
4-bank subsidiary holding company
•
29 branch banking offices throughout growth markets in Central Florida
•
Strong balance sheet growth and earnings momentum
•
1
st
Qtr 2006 Highlights: ($ Millions)
Assets: $1,004
Loans: 600
Deposits: 830
Equity: 110

Centerstate Bank Mid Florida Branch
CenterState Bank Central Florida Branch
CenterState Bank West Florida Branch
CenterState Bank of Florida Branch
CenterState Headquarters
Citrus
Hernando
Pasco
Sumter
Lake
Orange
Osceola
Polk
Atlantic Ocean
Gulf of Mexico
Panama City
Callaway
Port St. Joe
Apalachicola
Perry
Mayo
Live Oak
Lake City
Starke
St. Augustine
Cross City
Trenton
Gainesville
Palatka
Palm Coast
Fruitville
Ocala
Ormond Beach
Daytona Beach
De Land
Deltona
Titusville
Spring Hill
Merritt Island
Melbourne
Palm Bay
Palm Harbor
Clearwater
Tampa
Pinellas Park
St. Petersburg
Plant City
Winter Haven
Wauchula
Sebring
Bradenton
Sarasota
Arcadia
Venice
Fort Pierce
Port St. Lucie
Okeechobee

CenterState
Banks of Florida, Inc.

5 Branch Footprint

Experienced Management Team
62 39 16 Senior Vice President & COO George H. Carefoot
37 17 7 President & CEO, CenterState Bank of Florida John C. Corbett
46 26 14 President & CEO, CenterState Bank Mid Florida Timothy A. Pierson
31
29
42
23
42
Years in
Banking
17
17
6
7
7
Years
with
CSFL*
51 President & CEO, CenterState Bank Central Florida Thomas E. White
51 President & CEO, CenterState Bank West Florida James S. Stalnaker, Jr.
54 Senior Vice President & CFO James J. Antal
60 Senior Vice President & Chief Internal Auditor J. Wayne Stewart
58 Chairman, President & CEO Ernest S. Pinner
Age Title Name
* Includes years with predecessor bank.

Business Strategy
• Emphasize relationship banking
– We compete by providing our customers a level of customer service unmatched by our super-regional and national competitors
• Maintain local decision making
– We believe our decentralized business model increases our ability to foster local relationships and grow our customer base in each of our markets
• Continue our disciplined execution
– We believe our success depends on a disciplined approach to originating loans and gathering deposits
– We do not sacrifice quality for growth
• Develop a network of profitable banks in high-growth markets in Central Florida
– We pursue growth through organic expansion, de novo branching and select acquisitions
– Our markets are some of the fastest growing in Florida
• Leverage our investment in our branch network
– We have opened 9 new full service branches and 4 kiosk branches since 2000
– As these branches mature, we believe our efficiencies and wallet share will improve
• Continue to take advantage of merger turmoil in Florida
– Recent acquisitions include FFLC Bancorp, Inc., FloridaFirst Bancorp, Inc. and
SouthTrust Corporation

Recent Developments
•
Capital raise of $35 million of common equity
•
Announced acquisition of CenterState Bank Mid Florida
(8/30/05)
•
Opened new branch – Crystal River
•
Purchased land for corporate headquarters / new branch –
DeerCreek (construction to be completed in mid 2007)
•
Combination of two subsidiary banks into one charter
–
CenterState Bank of Florida
–
First National Bank of Polk County
•
Closed acquisition of CenterState Bank Mid Florida (3/31/06)
•
Passed the $1 billion dollar mark in assets
•
Announced 2-for-1 stock split (payable to shareholders of
record as of May 8
th
)
2nd
Qtr ’05
3rd
Qtr ’05
1st
Qtr ’06
4th
Qtr ’05
2nd
Qtr ’06

Strong Market Share
Counties of Operation
Osceola County - (Orlando MSA)
# 4 in market share (7.4%)
2nd fastest growing county in Florida
2005 - 2010 population growth of  38.8%
4 branches
Polk County - (Lakeland MSA)
# 5 in market share (5.6%)
2005 - 2010 population growth of  11.5%
12 branches
Sumter County - (The Villages MSA)
# 5 in market share (7.3%)
5th fastest growing county in Florida
2005 - 2010 population growth of  26.2%
2 branches
Pasco County - (Tampa MSA)
#8 in market share (2.1%)
12th fastest growing county in Florida
2005 - 2010 population growth of  18.9%
3 branches
Source: SNL Financial.
Deposit data as of 6/30/05.
Market share data for Citrus, Hernando, Lake, Osceola, Pasco, Polk and Sumter Counties, Florida.
Excludes Orange County in which CSFL has $30 million in deposits.
Deposits Market
Rank Institution ($000s) Share Branches
1 SunTrust Banks Inc. (GA) 4,500,499 21.06% 82
2 Bank of America Corp. (NC) 4,458,878 20.87 63
3 Wachovia Corp. (NC) 3,913,315 18.32 79
4 Colonial BancGroup Inc. (AL) 1,340,539 6.27 30
5 Centerstate Banks of Florida (FL) 720,839 3.37 27
6 AmSouth Bancorp. (AL) 700,908 3.28 27
7 Citrus & Chemical Bancorp. (FL) 656,025 3.07 10
8 BB&T Corp. (NC) 594,930 2.78 13
9 Villages Bancorp Inc. (FL) 570,836 2.67 7
10 Alabama National BanCorp. (AL) 457,946 2.14 10

Market Demographics
•
5 of our 8 counties rank in the top 15
fastest growing counties in Florida
2005 - 2010 Projected Population Growth (%)
CenterState Banks of Florida, Inc. 20.64%
Harbor Florida Bancshares, Inc. 16.65
Seacoast Banking Corporation of Florida 14.49
Fidelity Bankshares, Inc. 13.83
BankAtlantic Bancorp, Inc. 10.10
BankUnited Financial Corporation 9.76
Commercial Bankshares, Inc. 8.02
TIB Financial Corp. 7.99
Capital City Bank Group, Inc. 6.81
Florida 12.35%
Southeast 8.16
United States 6.26
2005 - 2010
Population Growth (%)
Osceola 38.79%
Sumter 26.16
Lake 22.41
Pasco 18.86
Hernando 16.22
Orange 16.11
Citrus 12.57
Polk 11.52
CSFL Counties
Source: SNL Financial.
Population deposit weighted by county as of 6/30/05.
Southeast includes AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV.

11 Operating Results

Solid Operating Results
Quarterly Financial Performance & Condition
($ in thousands, except per share data)
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06
Operating Results:
Net Interest Income $6,273 $6,817 $7,499 $7,955 $8,264
Net Interest Margin 3.58% 3.75% 3.88% 4.10% 4.13%
ROAA 0.66 0.72 0.86 0.87 0.83
ROAE 8.69 9.25 7.57 7.57 7.36
Efficiency 70 69 65 66 68
Diluted Earnings per Share 0.30 0.33 0.34 0.34 0.34
Balance Sheet Data:
Assets $789,813 $830,042 $848,161 $871,521 $1,004,713
Loans 461,667 487,468 504,783 516,658 599,884
Deposits 680,506 686,553 696,121 717,337 829,667
Equity 58,165 90,443 96,439 97,241 109,927
Loans / Deposits 67.8% 71.0% 72.5% 72.0% 72.3%
Equity / Assets 7.4 10.9 11.4 11.2 10.9
Book Value per Share $14.27 $17.74 $18.37 $18.52 $19.81

700
600
500
400
300
200
100
0
2001 - 2005 CAGR: 20.6%
244
334
414
441
517
600
54
65
51
257
173
2001
2002
2003
2004
2005
Q1 '06

CenterState
Banks of Florida, Inc.

Loan Portfolio
•
80% of our portfolio is secured by real estate
•
99% of commercial loans have personal guarantees
•
Our top ten relationships account for about 7% of loans
•
53% variable rate versus 47% fixed rate
($ Millions)
Consumer & Other
Commercial
Construction Real Estate
Commercial Real Estate
Residential Real Estate

Credit Quality
Net Charge – Offs / Avg Loans (%) &
Reserves / Loans (%)
NPAs / Assets (%)
0.19
0.30
0.27
0.17
0.18
0.13
0.00
0.15
0.30
0.45
0.60
2001 2002 2003 2004 2005 Q1 '06
0.10
0.13
0.12
0.07
0.05 0.05
1.22
1.17
1.18
1.26
1.26
1.29
0.00
0.35
0.70
1.05
1.40
2001 2002 2003 2004 2005 Q1 '06
NCOs / Avg Loans Reserves / Loans
Nonperforming assets include assets 90 days or more past due.

900
800
700
600
500
400
300
200
100
0
2001 - 2005 CAGR: 23.5%
308
441
538
660
717
830
170
163
153
123
221
2001
2002
2003
2004
2005
Q1 '06

CenterState
Banks of Florida, Inc.

Deposit Composition
•
Approximately 27% of our deposits are interest free
•
2001 – 2005 CAGR for non-interest bearing demand of 41%
($ Millions)
Jumbo CDs
Retail CDs
Money market & savings accounts
Demand - interest bearing
Non-interest bearing deposits

Low Cost Funding
1.84
1.67
1.56
1.39
1.28 1.26
1.26
1.17
1.23
2.03
1.85
1.70
1.51
1.37 1.32
1.30
1.19
1.25
0.00
0.60
1.20
1.80
2.40
Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06
Cost of Deposits Cost of Funds
Fed Funds Rate (%)
4.75
4.25
3.75
3.25
2.75
2.25
1.75
1.25
1.00
0.00
0.85
1.70
2.55
3.40
4.25
5.10
Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06
Cost of Funds (%)

Liquidity
Loans / Deposits (%)
79
97
76
97
77
94
67
96
72
98
72
94
50
60
70
80
90
100
110
2001 2002 2003 2004 2005 Q1 '06
CSFL Peers
Peer group includes BBX, BKUNA, CCBG, CLBK, FFFL, HARB, SBCF and TIBB.

Margin Expansion & Net Interest Income Growth
6.27
6.82
7.50
7.96
8.26
6.00
6.50
7.00
7.50
8.00
8.50
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06
Net Interest Income ($ Millions)
3.58
3.75
3.88
4.10
4.13
3.50
3.65
3.80
3.95
4.10
4.25
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06
Net Interest Margin (%)
• Since Q1 ’05, net interest margin has expanded 55 bps
• Net interest income has increased 31.7% from Q1 ’05

Improving Efficiencies
Efficiency Ratio (%)
• On average, each new full service branch breaks even at $10 - $11 million in deposits
Deposits per Branch ($ Millions)
*
Kiosk branches.
19.2
21.0
21.5
26.4
27.6
28.6
0.0
8.0
16.0
24.0
32.0
2001 2002 2003 2004 2005 Q1 '06
72
75
76
76
67
68
60
65
70
75
80
2001 2002 2003 2004 2005 Q1 '06
Branches
Opened:
2
3
4*
2
1 0

Financial Performance
Net Income ($ Millions) Earnings Per Share ($)
Q1 ’06:
•
Net income increased 43% from Q1 ’05
•
Earnings per share increased 13% from Q1 ’05
•
Return on average assets:  0.83%
•
Return on average equity: 7.36%
Annual Earnings Quarterly Earnings Gain on Sale of Branches
0.00
0.36
0.72
1.08
1.44
2001 2002 2003 2004 2005 Q1 '05 Q1 '06
0.34
1.14
0.77
0.82
0.89
0.84
1.31
0.30
0.00
1.75
3.50
5.25
7.00
2001 2002 2003 2004 2005 Q1 '05 Q1 '06
1.81
4.37
2.63
2.37
2.52
3.22
6.33
1.26

21 Investment Highlights

Investment Highlights
Market Capitalization (3/31/06): $204 million
Institutional Ownership: 21%
Insider Ownership: 22
# of Registered Shareholders: 845
Free Float Shares: Approximately 4 million shares
Price Performance
S&P 500 Nasdaq Bank
Time Horizon CSFL Index Index
Year-to-Date 6.7% 3.7% 5.2%
1-Year 8.4 9.7 9.1
3-Year 87.6 52.7 48.6
5-Year 183.1 11.6 71.9
As of March 31, 2006.

Building Shareholder Value
• Our shareholder value is built upon the quality of our
employees, the quality of our assets and liabilities and the growth markets in which we operate
• Our long-term vision is to be a multi-billion dollar Central
Florida bank known as the preeminent community bank in
our markets
• We remain focused on disciplined credit underwriting and
execution of our corporate strategy

24 NASDAQ: CSFL May 2006